                                                                EXHIBIT (m) (20)



                           FORM OF AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                           FOURTH AMENDED AND RESTATED
                          DISTRIBUTION AND SERVICE PLAN
                                       FOR
                                ING EQUITY TRUST


                                                                             MAXIMUM         MAXIMUM        MAXIMUM
                                            MAXIMUM          MAXIMUM         CLASS C         CLASS Q        CLASS T
                                            CLASS A          CLASS B        COMBINED         COMBINED       COMBINED
                                           COMBINED          COMBINED      DISTRIBUTION    DISTRIBUTION   DISTRIBUTION
                                         DISTRIBUTION      DISTRIBUTION        AND             AND            AND
                                          AND SERVICE      AND SERVICE       SERVICE         SERVICE        SERVICE
             NAME OF FUND                    FEES              FEES            FEES            FEES          FEES
             ------------                    ----              ----            ----            ----          ----
ING MidCap Opportunities Fund                0.30%            1.00%            1.00%          0.25%           N/A
ING Principal Protection Fund                0.25%            1.00%            1.00%          0.25%           N/A
ING Principal Protection Fund II             0.25%            1.00%            1.00%          0.25%           N/A
ING MidCap Value Fund                        0.25%            1.00%            1.00%          0.25%           N/A
ING SmallCap Value Fund                      0.25%            1.00%            1.00%          0.25%           N/A
ING Principal Protection Fund III            0.25%            1.00%            1.00%          0.25%           N/A
ING Principal Protection Fund IV             0.25%            1.00%            1.00%          0.25%           N/A
ING Principal Protection Fund V              0.25%            1.00%            1.00%          0.25%           N/A
ING Real Estate Fund                         0.25%            1.00%            1.00%          0.25%           N/A
ING Growth Opportunities Fund                0.30%            1.00%            1.00%          0.25%          0.95%
ING SmallCap Opportunities Fund              0.30%            1.00%            1.00%          0.25%          0.95%
ING Research Enhanced Index Fund             0.30%            1.00%            1.00%          0.25%           N/A
ING Principal Protection Fund VI             0.25%            1.00%            1.00%          0.25%           N/A
ING Principal Protection Fund VII*           0.25%            1.00%            1.00%          0.25%           N/A

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* This Amended Schedule A to the Fourth Amended and Restated Distribution and
  Service Plan will be effective with respect to the Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.

                           FORM OF AMENDED SCHEDULE B

                               WITH RESPECT TO THE

                           FOURTH AMENDED AND RESTATED
                          DISTRIBUTION AND SERVICE PLAN

                                       FOR

                                ING EQUITY TRUST

                                             LAST CONTINUED/
              NAME OF FUND                  APPROVED BY BOARD          REAPPROVAL DATE
              ------------                  -----------------          ---------------
ING MidCap Opportunities Fund                 July 11, 2002           September 1, 2003
ING Principal Protection Fund                 July 11, 2002           September 1, 2003
ING Principal Protection Fund II              July 11, 2002           September 1, 2003
ING MidCap Value Fund                         July 11, 2002           September 1, 2003
ING SmallCap Value Fund                       July 11, 2002           September 1, 2003
ING Principal Protection Fund III             July 11, 2002           September 1, 2003
ING Principal Protection Fund IV               May 24, 2002           September 1, 2003
ING Principal Protection Fund V              August 20, 2002          September 1, 2003
ING Real Estate Fund                         August 20, 2002          September 1, 2003
ING Growth Opportunities Fund                August 20, 2002          September 1, 2003
ING SmallCap Opportunities Fund              August 20, 2002          September 1, 2003
ING Research Enhanced Index Fund             August 20, 2002          September 1, 2003
ING Principal Protection Fund VI            November 22, 2002         September 1, 2004
ING Principal Protection Fund VII*          November 22, 2002         September 1, 2004

----------
* This Amended Schedule B to the Fourth Amended and Restated Distribution and Service Plan will be effective with respect to the Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.